Exhibit 99.1

Press Release	Investor Contact: Will Gabrielski Senior Vice President, Investor Relations 213.593.8208 William.Gabrielski@aecom.com	Media Contact: Brendan Ranson-Walsh Vice President, Global Communications & Corporate Responsibility 213.996.2367 Brendan.Ranson-Walsh@aecom.com

AECOM announces completion of approximately $155 million stock repurchase program and initiation of additional up to $300 million repurchase program

LOS ANGELES (Oct. 2, 2020) – AECOM (NYSE:ACM), the world’s premier infrastructure consulting firm, announced it expects to complete today an approximately $155 million share repurchase program, which was initiated in September. In addition, the Company has entered into a plan to repurchase up to $300 million of stock through open market repurchases based on a pre-determined pricing grid during the first quarter of fiscal year 2021. After giving effect to the September share repurchase program, the Company has approximately $605 million remaining under its existing Board repurchase authorization.

“We are successfully executing on our financial and strategic priorities, which gives us great confidence as we accelerate our capital returns to stockholders,” said Troy Rudd, AECOM’s chief executive officer. “With the momentum in the business continuing, we are committed to executing on our capital allocation policy, including repurchasing shares with substantially all available cash and free cash flow, in order to fully deliver on the substantial shareholder value creation opportunity in front of us.”

About AECOM

AECOM (NYSE:ACM) is the world’s premier infrastructure consulting firm, delivering professional services throughout the project lifecycle – from planning, design and engineering to program and construction management. We partner with our clients in the public and private sectors to solve their most complex challenges and build legacies for generations to come. On projects spanning transportation, buildings, water, governments, energy and the environment, our teams are driven by a common purpose to deliver a better world. AECOM is a Fortune 500 firm and its Professional Services business had revenue of approximately $13.6 billion in fiscal year 2019. See how we deliver what others can only imagine at aecom.com and @AECOM.

Forward-Looking Statements

All statements in this communication other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any statements of the plans, strategies and objectives for future operations, profitability, strategic value creation, coronavirus impacts, risk profile and investment strategies, and any statements regarding future economic conditions or performance, and the expected financial and operational results of AECOM. Although we believe that the expectations reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, but are not limited to, the following: our business is cyclical and vulnerable to economic downturns and client spending reductions; impacts caused by the coronavirus and the related economic instability and market volatility, including the reaction of governments to the coronavirus, including any prolonged period of travel, commercial or other similar restrictions, the delay in commencement, or temporary or permanent halting of construction, infrastructure or other projects, requirements that we remove our employees or personnel from the field for their protection, and delays or reductions in planned initiatives by our governmental or commercial clients or potential clients; losses under fixed-price contracts; limited control over operations run through our joint venture entities; liability for misconduct by our employees or consultants; failure to comply with laws or regulations applicable to our business; maintaining adequate surety and financial capacity; high leverage and potential inability to service our debt and guarantees; exposure to Brexit; exposure to political and economic risks in different countries; currency exchange rate fluctuations; retaining and recruiting key technical and management personnel; legal claims; inadequate insurance coverage; environmental law compliance and adequate nuclear indemnification; unexpected adjustments and cancellations related to our backlog; partners and third parties who may fail to satisfy their legal obligations; AECOM Capital real estate development projects; managing pension cost; cybersecurity issues, IT outages and data privacy; risks associated with the benefits and costs of the Management Services transaction, including the risk that the expected benefits of the Management Services transaction or any contingent purchase price will not be realized within the expected time frame, in full or at all; the risk that costs of restructuring transactions and other costs incurred in connection with the Management Services transaction will exceed our estimates or otherwise adversely affect our business or operations; as well as other additional risks and factors that could cause actual results to differ materially from our forward-looking statements set forth in our reports filed with the Securities and Exchange Commission. Any forward-looking statements are made as of the date hereof. We do not intend, and undertake no obligation, to update any forward-looking statement.

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